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                                                                    EXHIBIT 10.2


[FOX LOGO]
                                                                    P.O. Box 900
                                            Beverly Hills, California 90213-0900
                                           Phone 310 369 2998   Fax 310 369 4241

TWENTIETH CENTURY FOX
LICENSING & MERCHANDISING
A UNIT OF FOX FILMED ENTERTAINMENT




                                 AMENDMENT NO. 1

                         Dated as of September 16, 1998



Reference is hereby made to that certain fully signed Merchandising License Agreement No. 6723 dated as of July 15, 1997, in connection with the television series entitled "THE SIMPSONS" ("Agreement") between Twentieth Century Fox Licensing and Merchandising, a unit of News America Incorporated ("Fox"), as Administrator for Twentieth Century Fox Film Corporation ("Trademark Licensor"), and Littlefield, Adams and Company ("Licensee").

The parties agree to amend the Agreement as follows:

    EXTENDED TERM: The Term, as defined in Section D.1. of the Schedule, is hereby extended for a period of one year to expire on December 31, 2000.

Except as herein expressly amended or by necessary implication modified by this Amendment No. 1, the Agreement in all other respects is hereby ratified and shall continue in full force and effect.

By signing in the places indicated below, the parties hereto accept and agree to all of the terms and conditions hereof.

LITTLEFIELD, ADAMS AND COMPANY          TWENTIETH CENTURY FOX LICENSING
                   ("Licensee")         AND MERCHANDISING, A UNIT OF
                                        NEWS AMERICA INCORPORATED
                                        ("FOX") AS ADMINISTRATOR FOR
                                        TWENTIETH CENTURY FOX FILM
                                        CORPORATION     ("Trademark Licensor")


By  /s/ Michael B. Balber                  By  /s/ Jamie Samson
    ------------------------------------       -----------------------------
      Its  President and Chief Executive        Its Senior Vice President
           Officer

Date:   September 29, 1998                     Date:   October 1, 1998
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